UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2025

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed on July 18, 2024 in that Current Report on Form 8-K the Company filed by with the Securities and Exchange Commission (“SEC”), on July 12, 2024 the Company, Aditxt, Inc., a Delaware Corporation (“Aditxt”) and Adifem, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt (the “Merger Sub”), entered into the Amended and Restated Agreement and Plan of Merger (as amended August 20, 2024, September 6, 2024, October 2, 2024, November 19, 2024, March 22, 2025 and August 26, 2025, collectively the “Merger Agreement”), whereby the Merger Sub will merge with and into the Company with the Company being the surviving company and wholly-owned subsidiary of Aditxt (the “Merger”).

On October 20, 2025, after the Company’s stockholders did not approve a proposal to approve the transactions contemplated by the Merger Agreement. The Company delivered a notice of termination to Aditxt notifying it that the Company was exercising its right to terminate the Merger Agreement effective October 20, 2025 in accordance with Section 8.1(b)(ii), which allows either party to terminate the Merger Agreement if the Merger shall not have been consummated on or before 5:00 p.m. Eastern Time, on September 30, 2025 and as per Section 8.1(b)(iv), which allows either party to terminated the Merger Agreement if the Company Shareholder Approval shall not have been obtained at a duly held Company Shareholders Meeting at which a vote on the approval of the Agreement and the Transactions, including the Merger, was taken.

As a result of the termination of the Merger Agreement, all other ancillary agreements related to the Merger Agreement, with the exception of the obligations under the Non-Disclosure Agreement, entered into by and between the Company and Aditxt, as of October 23, 2023, terminated concurrently with the termination of the Merger Agreement. No consideration was paid in connection with the termination.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Special Meeting of the Stockholders (the “Special Meeting”) was held on October 20, 2025 at 9:00 a.m. Pacific Daylight Time at the offices of the Company’s outside counsel, Procopio, Cory, Hargreaves & Savitch LLP, at 12544 High Bluff Drive, Suite 400, San Diego, California 92130 pursuant to a definitive notice and proxy statement filed with the SEC on September 8, 2025 and additional definitive proxy materials filed with the SEC on September 9, 2025 and September 19, 2025 (collectively, the “Definitive Proxy”). Of the Company’s 256,360,511 eligible votes as of August 26, 2025 (the “Record Date”), 100,494,436 votes (approximately 39.2% of the total eligible votes) were represented by proxy or in person, which constituted a quorum for the purposes of the Special Meeting. Approximately 18.5% of eligible votes, present in person or represented by proxy, were from holders of the Company’s Common Stock. Approximately 66.7% of the Company’s shares of Series E-1 Convertible Preferred Stock issued and outstanding (and eligible to vote on an as-converted basis) as of the Record Date were present in person or represented by proxy. Approximately 53.7% of votes were from holders of the Company’s shares of Series G-1 Convertible Preferred Stock issued and outstanding (and eligible to vote on an as-converted basis) as of the Record Date were present in person or represented by proxy.

Each of the matters set forth below is described in detail in the Company’s Definitive Proxy.

The following is a summary of the proposals voted on at the Annual Meeting, including the number of votes cast for, against, and the number of votes withheld and broker non-votes, with respect to each proposal.

Proposal 1

To consider and vote upon a proposal to approve the transactions contemplated under the Amended and Restated Merger Agreement dated as of July 12, 2024, as amended (the “Merger Agreement”), with Aditxt, Inc., a Delaware corporation (“Aditxt”) and Adifem, Inc., a Delaware corporation and a wholly owned Subsidiary of Aditxt (“Merger Sub”), pursuant to which the Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Aditxt (the “Merger”), subject to the right of the Board to abandon the Merger if the Board determines it to be in the best interests of the shareholders.

	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Combined voting power	93,239,872	7,208,466	46,097	1
Series E-1 Preferred Stock	23,707,538	-	-	-
Series G-1 Preferred Stock	54,805,191	-	-	-

Proposal 1 was not approved.

Proposal 2

Authorization of the Company’s Board of Directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting.

	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Combined voting power	97,435,999	2,840,322	218,115	-

Proposal 2 was approved.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the potential impacts on the Company’s business, results of operations and financial condition as a result of the termination of the Merger Agreement and Merger or any challenges to such termination, litigation that may arise from or in connection to the now-terminated Merger Agreement, the risk that any announcements relating to the terminated Merger could have adverse effects on the market price of the Company’s common shares, the Company’s anticipated sales growth, the Company’s ability to successfully execute its growth strategies, the Company’s ability to repay its senior debt holders, the significant costs, expenses, and fees for professional services and other costs in connection with the terminated Merger, the risk that the terminated Merger could have an adverse effect on the ability of the Company to retain and maintain relationships with customers, suppliers, and other business partners and retain and hire key personnel, and the Company’s ability to find strategic partnerships in the future and other risks set forth under the caption “Risk Factors” in the Company’s public reports, including the Company’s Annual Report on Form 10-K for the fiscal year ended 2024, filed with the Commission filed with the Commission on March 24, 2025 and amended on March 28, 2025 and in other filings that the Company may make with the Commission from time to time. Because forward-looking statements are inherently subject to risk and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 7.01 Regulation FD Disclosure

On October 20, 2025, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in item 7.01 of this report shall not be incorporated by reference into any filing of the registrant, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: October 20, 2025	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer